================================================================================

                    FIRST OMNIBUS AMENDMENT TO LOAN DOCUMENTS

                            Dated as of March 5, 2003

                                    Between

                   731 COMMERCIAL LLC and 731 RESIDENTIAL LLC,
                           collectively, as Borrower,

                                       and

                      BAYERISCHE HYPO- UND VEREINSBANK AG,
                                NEW YORK BRANCH,
                                    as Agent,

                                       and

                            THE LENDERS NAMED HEREIN,
                                   as Lenders

                                 ---------------

                         Location:  731 Lexington Avenue
                                    New York, New York

                           County:  New York County

                         ------------------------------

================================================================================

                    FIRST OMNIBUS AMENDMENT TO LOAN DOCUMENTS

                  THIS FIRST OMNIBUS AMENDMENT TO LOAN DOCUMENTS, dated as of March 5, 2003 (this "AMENDMENT"), between 731 COMMERCIAL LLC ("COMMERCIAL OWNER") and 731 RESIDENTIAL LLC ("RESIDENTIAL OWNER"), each a Delaware limited liability company, having its principal place of business at 888 Seventh Avenue, New York, New York 10019, collectively as Borrower ("BORROWER"), and BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, a German banking corporation organized under the laws of the Federal Republic of Germany, having an address at 622 Third Avenue, New York, New York 10017, as administrative agent (including any of its successors and assigns, "AGENT") for itself and the other Lenders signatory hereto (collectively, together with such other co-lenders as may exist from time to time, "LENDERS").

                              W I T N E S S E T H :

                  WHEREAS, pursuant to the terms and provisions and subject to the conditions set forth in (i) that certain Building Loan Agreement dated as of July 3, 2002 between Borrower, Agent and Lenders signatory thereto filed on July 9, 2002 as Index No. 150 in the County Clerk's Office of New York County (the "EXISTING BUILDING LOAN AGREEMENT"), (ii) that certain Supplemental Loan Agreement dated as of July 3, 2002 between Borrower, Agent and Lenders signatory thereto (the "EXISTING SUPPLEMENTAL LOAN AGREEMENT"), and (iii) that certain Project Loan Agreement dated as of July 3, 2002 between Borrower, Agent and Lenders signatory thereto (the "EXISTING PROJECT LOAN AGREEMENT" and together with the Existing Building Loan Agreement and the Existing Supplemental Loan Agreement, collectively, the "EXISTING LOAN AGREEMENT"), Agent has agreed to administer and Lenders have agreed to make loans (collectively, the "LOAN") to Borrower in the aggregate principal amount of FOUR HUNDRED NINETY MILLION and NO/100 DOLLARS ($490,000,000.00) related to the construction of the Improvements (as hereinafter defined) on the property described on Exhibit A hereto;

                  WHEREAS, Borrower has requested that Agent and Lenders reduce the amount of the Supplemental Loan and to the extent of such reduction, increase in the aggregate the amount of the Building Loan (pursuant to the hereinafter referred to BLA Amendment) and the amount to the Project Loan;

                  WHEREAS, Borrower has also requested that Borrower have the right to use a portion of the proceeds of the Project Loan in a principal amount of up to TEN MILLION and NO/100 DOLLARS ($10,000,000.00) to fund direct Advances to the Borrower secured by direct mortgages to be made by Borrower to Agent encumbering the Property in the same manner as Building Loan proceeds are disbursed to Borrower pursuant to the Building Loan Agreement, rather than for the purpose of acquiring Spread Mortgages and Spread Notes as now provided for in the Existing Project Loan Agreement;

                  WHEREAS, the increase of the amount of the Building Loan and other amendments to the Existing Building Loan Agreement are being accomplished pursuant to that certain First Amendment to Building Loan Agreement dated as of the date hereof and intended to be filed in the County Clerk's Office of New York County (the "BLA AMENDMENT"; the Existing Building Loan Agreement as amended by the BLA Amendment, and as the same may hereafter be amended, modified or supplemented, the "BUILDING LOAN AGREEMENT"); and

                  WHEREAS, Borrower, Agent and Lenders wish to amend the Existing Supplemental Loan Agreement, the Existing Project Loan Agreement and other Loan Documents (excluding the Building Loan Agreement) to accomplish the foregoing, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                               A G R E E M E N T:

         Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Building Loan Agreement.

         Section 2. Changed Loan Amounts. The principal amount of the Supplemental Loan is hereby reduced to be a principal amount of up to ONE HUNDRED EIGHTY TWO MILLION TWO HUNDRED FIFTY-FOUR THOUSAND NINE HUNDRED NINETEEN and NO/100 DOLLARS ($182,254,919.00) or so much thereof as may be advanced pursuant to the Existing Supplemental Loan Agreement as modified by this Amendment; the principal amount of the Project Loan is hereby increased to be a principal amount of up to NINETY TWO MILLION SEVEN HUNDRED FORTY-FIVE THOUSAND EIGHTY-ONE and NO/100 DOLLARS ($92,745,081) or so much thereof as may be advanced pursuant to the Existing Project Loan Agreement as modified by this Amendment; and the principal amount of the Building Loan is increased pursuant to the BLA Amendment to be a principal amount of up to TWO HUNDRED FIFTEEN MILLION and NO/100 DOLLARS ($215,000,000.00) or so much thereof as may be advanced pursuant to the Building Loan Agreement. Wherever references are made in any of the Loan Documents to the principal amounts of the Building Loan, Supplemental Loan and/or Project Loan as being $200,000,000, $215,316,818 and $74,683,182, respectively, such references shall be deemed to be the relevant respective amounts set forth in this Section 2 of this Amendment and are hereby so amended.

         Section 3. Specific Amendments to the Existing Supplemental Loan Agreement.

                  (a) In Section 1.1 of the Existing Supplemental Loan Agreement, the definitions of "Building Loan Amount", and "Supplemental Loan Costs" are hereby amended as follows:

                  (i) "Building Loan Amount" shall mean TWO HUNDRED FIFTEEN MILLION and NO/100 DOLLARS ($215,000,000.00).

                  (ii) In the definition of "Supplemental Loan Costs", delete the reference to "$55,000,000" and insert "$70,000,000" in its place.

                  (b) All references in Sections 2.1.1(a) and 2.1.3 of the Existing Supplemental Loan Agreement to "TWO HUNDRED FIFTEEN MILLION THREE HUNDRED SIXTEEN THOUSAND EIGHT HUNDRED EIGHTEEN AND NO/100 DOLLARS ($215,316,818)" are hereby deleted and replaced with ONE HUNDRED EIGHTY TWO MILLION TWO HUNDRED FIFTY-FOUR THOUSAND NINE HUNDRED NINETEEN and NO/100 DOLLARS ($182,254,919.00).

                  (c) In Section 2.1.13(b) of the Existing Supplemental Loan Agreement, the reference to "$290,000,000" is hereby deleted and "$275,000,000" is inserted in its place.

         Section 4. Specific Amendments to the Existing Project Loan Agreement.

                  (a) In Section 1.1 of the Existing Project Loan Agreement, the definitions of "Building Loan Amount", "Project Loan Mortgage" and "Supplemental Loan Costs" are hereby amended as follows:

                  (i) "Building Loan Amount" shall mean TWO HUNDRED FIFTEEN MILLION and NO/100 DOLLARS ($215,000,000.00).

                  (ii) At the end of the definition of "Project Loan Mortgage" add the following:

                           "and any new mortgage(s) on the Property given by Borrower to Agent directly secure the Project Loan".

                  (iii) In the definition of "Supplemental Loan Costs", delete the reference to "$55,000,000" and insert "$70,00,000" in its place.

                  (b) All references in Sections 2.1.1(a) and 2.1.3 of the Existing Project Loan Agreement to "SEVENTY FOUR MILLION SIX HUNDRED EIGHTY THREE THOUSAND ONE HUNDRED EIGHTY TWO AND NO/100 DOLLARS ($74,683,182)" are hereby deleted and replaced with NINETY TWO MILLION SEVEN HUNDRED FORTY-FIVE THOUSAND EIGHTY-ONE and NO/100 DOLLARS ($92,745,081).

                  (c) Section 2.1.4 of the Existing Project Loan Agreement is hereby amended to provide for the funding of up to the first $10,000,000 of the proceeds of the Project Loan directly to Borrower in the same manner in which Advances are made to Borrower pursuant to the Building Loan Agreement provided that Borrower execute and deliver to Agent a Project Loan Note and Project Loan Mortgage for that amount in addition to satisfying the other conditions to Advances set forth in the Existing Project Loan Agreement (except to the extent that any of those conditions are only applicable where a Spread Mortgage would be acquired rather than for a direct Project Loan Mortgage), as well as satisfying all of the Collateral Disbursement Conditions (as defined in the Cash Collateral Agreement) under the Cash Collateral Agreement as though the disbursement of such proceeds were a disbursement of Project Cash Collateral, and, in addition, the following conditions shall be satisfied:

                  (i) The Project Loan Mortgage shall constitute a valid second lien (until such time as a Supplemental Loan Mortgage is made and, thereafter, a valid third lien) on the Property for the full amount of the Project Loan advanced to and including the date of the

         Advance, free and clear of all liens except for Permitted Encumbrances. In connection with each subsequent Advance of the Project Loan (after the initial Advance thereof) that is secured by a direct Project Mortgage, Agent shall have been furnished with a title continuation or an endorsement to Title Insurance Policy issued to Agent and Lenders in connection with the initial Advance of the Project Loan which continuation or endorsement shall state that since the last disbursement of the Loan there have been no changes in the state of title to the Project (other than Permitted Encumbrances) and that there are no additional survey exceptions not previously approved by Agent; and

                  (ii) Borrower shall pay any and all mortgage recording taxes in connection with the recording of the Project Loan Mortgage.

                  (d) In Section 2.1.13(b) of the Existing Project Loan Agreement, the reference to "$290,000,000" is hereby deleted and "$275,000,000" is inserted in its place.

         Section 5. Lien Priority of Project Loan Mortgage. Notwithstanding anything to the contrary contained in any Loan Documents, until such time as a Supplemental Mortgage shall exist, the Project Loan Mortgage shall constitute and grant to Agent a second priority lien on the Property. As a condition to the initial Advance of the Supplemental Loan, Borrower and Agent shall enter into a subordination agreement or an amended and restated Project Loan Mortgage containing a provision whereby the then existing Project Loan Mortgage shall be subordinated to the lien of the Supplemental Mortgage.

         Section 6. Borrower's Representations and Warranties. Borrower represents, warrants and certifies to Lender, that as of the date hereof:

                  (i) The Obligations of the Borrower to repay the Loan (with interest as set forth in the Loan Documents) to the Lender and to perform or otherwise satisfy Borrower's other Obligations under the Loan Documents, as well as the security interest in the Property granted by the Borrower to the Lender under the Loan Agreement, the Mortgage and the other Loan Documents (A) each remain and shall continue in full force and effect, both before and after giving effect to this Amendment and/or to the BLA Amendment, (B) are not subject as of the date of this Amendment to any defense, counterclaim, setoff, right or recoupment, abatement, reduction or other claim or determination, and (C) are and shall continue to be governed by the terms and provisions of the Loan Agreement and the other Loan Documents as supplemented, modified and amended by this Amendment and the BLA Amendment.

                  (ii) All representations and warranties contained in the Existing Supplemental Loan Agreement, the Existing Project Loan Agreement and the other Loan Documents are true and correct in all material respects as of the date of this Amendment.

                  (iii) No material Default and no Event of Default has occurred and is continuing.

         Section 7. Authorization, Conflicts, Enforceability. The execution, delivery, and performance of this Amendment and the other documents which are being executed and delivered in connection herewith by the Borrower have been duly authorized, executed and delivered by Borrower and will not conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of Borrower's organizational documents or any agreement or instrument to which Borrower is a party or by which it is bound, or any order or decree applicable to Borrower, or result in the creation or imposition of any lien on any of Borrower's assets or property (other than pursuant to the Loan Documents).

         Section 8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to Article VIII of the Existing Building Loan Agreement (and no other Person shall be deemed a benefited party hereunder under any circumstances).

         Section 9. No Further Modification. Except as modified and amended by this Amendment and the BLA Amendment, the Loan, the Loan Agreement, the Note and the other Loan Documents and the obligations of Lender, Borrower and Guarantor thereunder shall remain unmodified and in full force and effect. Wherever reference is made in any Loan Document to the Building Loan Agreement, it shall be deemed to mean the Existing Building Loan Agreement as amended by the BLA Amendment, and as the same may be amended from time to time in accordance with its terms and wherever reference is made any Loan Document to any of the other Loan Documents, it shall be deemed to mean such other Loan Document as the same may be amended by this Amendment, and as the same may be amended from time to time in accordance with its terms.

         Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.

         Section 11. Section Headings. The Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 12. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         Section 13. Consent, Ratification and Agreement by Guarantors. By their signatures below, each of the Guarantors hereby agrees as follows:

                  (a) Each of the Guarantors consents to the foregoing Amendment as well as the BLA Amendment (a true copy of which each Guarantor hereby confirms having received and reviewed), ratifies and confirms all of the terms and provisions set forth in their respective Guaranties and that their respective liability under said Guaranties continues without impairment or limitation by reason of this Amendment or the BLA Amendment.

                  (b) Each of the Guarantors agrees that wherever references are made in any of the Guaranties to the principal amounts of the Building Loan, Supplemental Loan and/or Project Loan as being $200,000,000, $215,316,818 and $74,683,182, respectively, such references shall be deemed to be the relevant respective amounts set forth in Section 2 of this Amendment. In addition, wherever reference is made in any Guaranty to the Building Loan Agreement, it shall be deemed to mean the Existing Building Loan Agreement as amended by the BLA Amendment, and as the same may be amended from time to time in accordance with its terms and wherever reference is made in the Guaranty to any of the other Loan Documents, it shall be deemed to mean such Loan Document as the same may be amended by this Amendment, and as the same may be amended from time to time in accordance with its terms.

                  (c) Vornado, as Guarantor under the Guaranty of Completion, by its signature below confirms and agrees that the language "and the Collateral Disbursement Conditions under the Cash Collateral Agreement with respect to any disbursements of Cash Collateral" which appears twice at the end of subparagraph
(f) under the definition of "Guarantor Draw Conditions" should only appear in said subparagraph (f) once and should be repeated at the end of subparagraph (g) [where it does not currently appear] as well.

         Section 14. Governing Law. The governing law provisions of Section 10.3(A) of the Existing Loan Agreements are incorporated herein by reference as though fully set forth.

         Section 15. Mutatis Mutandis. To the extent necessary to effectuate that amendments intended by the foregoing provisions of this Amendment and the BLA Amendment, each of the Loan Documents (other than the Existing Building Loan Agreement as amended by the BLA Amendment) is hereby deemed modified and amended, mutatis mutandis, and the parties hereto agree to enter into such amendments to such Existing Loan Documents as may be reasonably required in order to confirm the foregoing.

                         [NO FURTHER TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                  BORROWER:

                                  731 COMMERCIAL LLC, a Delaware limited
                                  liability company

                                  By: 731 Commercial Holding LLC,
                                      a Delaware limited liability company,
                                      as member

                                      By: Alexander's, Inc., a Delaware
                                          corporation, member

                                          By: /s/ Joseph Macnow
                                              __________________________________
                                              Name:  Joseph Macnow
                                              Title: Executive Vice President-
                                                     Finance and Administration

                                  731 RESIDENTIAL LLC, a Delaware limited
                                  liability company

                                  By: 731 Residential Holding LLC,
                                      a Delaware limited liability company,
                                      as member

                                      By: Alexander's, Inc., a Delaware
                                          corporation, member

                                          By: /s/ Joseph Macnow
                                              __________________________________
                                              Name:  Joseph Macnow
                                              Title: Executive Vice President-
                                                     Finance and Administration

                                       AGENT:

                                       BAYERISCHE HYPO- UND
                                       VEREINSBANK AG, NEW YORK
                                       BRANCH

                                       By: /s/ Robert Dowling
                                           _______________________________
                                           Name:  Robert Dowling
                                           Title: Managing Director

                                       By: /s/ Anthony Mugno
                                           _______________________________
                                           Name:  Anthony Mugno
                                           Title: Director

                                       LENDER[S]:

                                       BAYERISCHE HYPO- UND
                                       VEREINSBANK AG, NEW YORK
                                       BRANCH

                                       By: /s/ Robert Dowling
                                           _______________________________
                                           Name:  Robert Dowling
                                           Title: Managing Director

                                       By: /s/ Anthony Mugno
                                           _______________________________
                                           Name:  Anthony Mugno
                                           Title: Director

                                       Lending Office:

                                       622 Third Avenue
                                       29th Floor
                                       New York, New York 10017
                                       Attention: Real Estate Lending

CONSENTED AND AGREED TO:

VORNADO REALTY L.P.,
a Delaware limited partnership

By: Vornado Realty Trust,
    a Maryland business trust

    By: /s/ Joseph Macnow
       ____________________________
       Name: Joseph Macnow
       Title: Executive Vice President-
          Finance and Administration

ALEXANDER'S, INC.,
a Delaware corporation

By:  /s/ Joseph Macnow
    ____________________________________
    Name:  Joseph Macnow
    Title: Executive Vice President-
           Finance and Administration

                                 ACKNOWLEDGMENT

STATE OF NEW YORK)
                                     SS.:
COUNTY OF NEW YORK)

On the 5 day of March 2003, before me, the undersigned, personally appeared Joseph Macnow, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                                /s/ Joseph Macnow
                                    --------------------------------------------
                                          Signature & office of individual
                                             taking the acknowledgement

STATE OF NEW YORK)
                                     SS.:
COUNTY OF NEW YORK)

On the 5 day of March 2003, before me, the undersigned, personally appeared Joseph Macnow, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                                /s/ Joseph Macnow
                                    --------------------------------------------
                                          Signature & office of individual
                                             taking the acknowledgement

STATE OF NEW YORK)
                                     SS.:
COUNTY OF NEW YORK)

On the 5 day of March 2003, before me, the undersigned, personally appeared Robert Dowling, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                     /s/ Robert Dowling
                                    --------------------------------------------
                                          Signature & office of individual
                                             taking the acknowledgement

STATE OF NEW YORK)
                                     SS.:
COUNTY OF NEW YORK)

On the 5 day of March 2003, before me, the undersigned, personally appeared Anthony Mugno, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                     /s/ Anthony Mugno
                                    --------------------------------------------
                                          Signature & office of individual
                                             taking the acknowledgement

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PROPERTY

                               RESIDENTIAL PARCEL

ALL THAT CERTAIN volume of space, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

All that portion of the below described parcel lying between a lower horizontal plane drawn at elevation 512 feet 2 inches above the datum level used by the Topographical Bureau, Borough of Manhattan, which is 2 feet 9 inches above National Geodetic Survey Vertical Datum of 1929, mean sea level Sandy Hook, New Jersey and an upper horizontal plane drawn at 809 feet 2 inches above such datum level bounded and described as follows:

BEGINNING at a point distant 48 feet 8 inches north of the northerly line of East 58th Street and 30 feet 9 inches east of easterly line of Lexington Avenue;

RUNNING THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 78 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 103 feet 6 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 88 feet 6 inches;

THENCE, westerly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 103 feet 6 inches to the point or place of BEGINNING.

                                COMMERCIAL PARCEL

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, being more particularly bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of East 58th Street with the easterly side of Lexington Avenue;

RUNNING THENCE northerly, along the easterly line of Lexington Avenue 200 feet 10 inches to the corner formed by the intersection of the southerly line of East 59th Street with the easterly line of Lexington Avenue;

THENCE easterly, along the southerly line of East 59th Street, 420 feet 0 inches to the corner formed by the intersection of the southerly line of East 59th Street with the westerly line of Third Avenue;

THENCE southerly, along the westerly line of Third Avenue, 200 feet 10 inches to the corner formed by the intersection of the northerly line of East 58th Street with the westerly line of Third Avenue;

THENCE westerly, along the northerly line of East 58th Street, 420 feet to the point or place of BEGINNING.

LESS AND EXCEPT:

All that portion of the below described parcel lying between a lower horizontal plane drawn at elevation 512 feet 2 inches above the datum level used by the Topographical Bureau, Borough of Manhattan, which is 2 feet 9 inches above National Geodetic Survey Vertical Datum of 1929, mean sea level Sandy Hook, New Jersey and an upper horizontal plane drawn at 809 feet 2 inches above such datum level bounded and described as follows:

BEGINNING at a point distant 48 feet 8 inches north of the northerly line of East 58th Street and 30 feet 9 inches east of easterly line of Lexington Avenue;

RUNNING THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 78 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches

THENCE easterly, parallel with the northerly line of East 58th Street, 103 feet 6 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 88 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 103 feet 6 inches to the point or place of BEGINNING.